Exhibit 99.1



NEWS RELEASE DATED 10-09-2001





                                                  For Additional Information,
                                                  Contact Robert O. Bratton,
                                                  Chief Financial Officer
                                                  (704) 688-4473
                                                          or
                                                  Jan H. Hollar,
                                                  Director of Finance
                                                  (704) 688-4467


FOR IMMEDIATE RELEASE
October 9, 2001

                             FIRST CHARTER ANNOUNCES
                             THIRD QUARTER EARNINGS

Charlotte, North Carolina - First Charter Corporation (NASDAQ: FCTR) reported today third quarter 2001 net income of $9.5 million, or $0.30 per diluted share, compared to net income of $9.9 million, or $0.31 per diluted share in the third quarter 2000. Net income for the nine month period ended September 30, 2001 was $27.2 million, or $0.86 per diluted share, compared to $15.7 million, or $0.50 per diluted share during the nine month period ended September 30, 2000. The results for the nine month period ended September 30, 2000 include restructuring charges and merger-related expenses of $16.3 million pre-tax ($12.3 million, or $0.39 per diluted share after-tax) associated with the Carolina First BancShares, Inc. acquisition.

"During these challenging and uncertain economic times, First Charter is focused on managing the fundamentals of our business and positioning ourselves for the growth that inevitably will follow. We have significantly grown our deposits and have grown our installment and home equity loans an annualized 23%. Noninterest income has grown substantially and will continue to be a major focus for us going forward," commented President and Chief Executive Officer Lawrence M. Kimbrough.

NET INTEREST INCOME

Net interest income for the third quarter of 2001 remained relatively constant at $26.8 million, compared to $26.7 million for the same period in 2000. Net interest income for the nine months ended September 30, 2001 decreased 3% to $78.6 million, compared to $80.8 million for the same period in 2000. The decrease for the nine months ended September 30, 2001 was the result of the declining interest rate environment resulting from the slowing economy which has had a negative impact to the net interest margin as variable rate assets reprice faster than variable rate liabilities. Reduced loan demand, several large loan payoffs and our increased selectivity in seeking new opportunities in this economic environment have also had a negative impact on the net interest margin. The net interest margin has decreased to 3.68% in the third quarter of 2001, from 3.73% for the quarter ended June 30, 2001 and 4.17% for the quarter ended December 31, 2000.

NONINTEREST INCOME

Noninterest income for the third quarter of 2001 increased 35% to $10.4 million compared to $7.7 million for the same period in 2000. Noninterest income for the nine months ended September 30, 2001 increased 21% to $27.6 million compared to $22.9 million for the same period in 2000. These increases were driven primarily by service charge income on deposit accounts, mortgage loan fees, trading gains, brokerage revenues and the continued growth of First Charter Insurance Services. Premiums earned on written covered call options on fixed income securities comprises the majority of our trading gains.

NONINTEREST EXPENSE

Noninterest expense for the third quarter of 2001 totaled $21.9 million compared to $17.8 million for the same period in 2000. Noninterest expense for the nine months ended September 30, 2001 totaled $62.8 million, compared to $73.3 million for the same period in 2000. The year to date decrease was attributable to the restructuring charges and merger-related expenses of $16.3 million during the quarter ended June 30, 2000, associated with the Carolina First BancShares, Inc. acquisition. This decrease was partially offset during 2001 by the additional operating costs associated with the four financial centers acquired during the fourth quarter of 2000, an increase in occupancy and equipment expense as a result of the move into the new First Charter Center and investments in people and technology.

BALANCE SHEET

Total assets at September 30, 2001 amounted to $3.35 billion, compared to $2.93 billion at December 31, 2000 and $2.79 billion at September 30, 2000. Net loans at September 30, 2001 amounted to $1.96 billion, compared to $2.13 billion at December 31, 2000 and $2.08 billion at September 30, 2000. This decrease from prior periods was due primarily to the securitization of $167.0 million of residential mortgage loans in February 2001. The securitized mortgage loans are now classified as mortgage backed securities in our securities available for sale portfolio. The securities available for sale portfolio increased to $1.13 billion at September 30, 2001, compared to $441.0 million at December 31, 2000, and $474.1 million at September 30, 2000. The increase in securities available for sale reflects the mortgage loan securitization, as well as purchases of additional securities.

Total deposits at September 30, 2001 amounted to $2.16 billion, compared to $2.00 billion at December 31, 2000 and $1.92 billion at September 30, 2000. Shareholders' equity at September 30, 2001 was $327.6 million, which represented a book value per share of $10.49 and an equity-to-assets percentage of 9.78%. Based on the $16.35 closing price of First Charter Corporation common stock at September 30, 2001, the Corporation had a market capitalization of $510.5 million.

ASSET QUALITY

The provision for loan losses for the three months ended September 30, 2001 amounted to $1.3 million, compared to $2.2 million for the same period in 2000. The provision for loan losses for the nine month period ended September 30, 2001 amounted to $3.3 million, compared to $5.5 million for the same period in 2000. The decrease in the provision for the nine months ended September 30, 2001 as compared to the same period in 2000 was due to lower loan volume in 2001 which was partially offset by higher net charge-offs. As adjusted to remove the effects of the February 2001 loan securitization and May 2000 loan sale, gross loans decreased $3.3 million during the nine months ended September 30, 2001, compared to an increase of $188.7 million during the nine months ended September 30, 2000. The May 2000 loan sale removed $45.3 million in lower-yielding mortgage loans from the loan portfolio.

Total nonperforming assets and loans 90 days or more past due and still accruing at September 30, 2001 remained relatively constant at $29.7 million as compared to $30.0 million at December 31, 2000 and $28.9 million at September 30, 2000. As a percentage of total assets, nonperforming assets have improved slightly to 0.88% at September 30, 2001 compared to 1.01% at both December 31, 2000 and September 30, 2000. Year to date net loan charge-offs as a percentage of average gross loans was stable at 0.21% (annualized) as compared to 0.20% for the year ended December 31, 2000 and increased slightly from 0.17% (annualized) for the nine months ended September 30, 2000. At September 30, 2001 the allowance for loan losses as a percentage of gross loans was 1.42% compared to 1.32% at both December 31, 2000 and September 30, 2000. The increase in the allowance for loan losses as a percentage of gross loans is primarily attributable to the mortgage loan securitization which reclassified $167 million from the loan portfolio into the securities available for sale portfolio and the removal of the related allowance for loan losses associated with these loans. The securitized loans consisted of residential mortgage loans that generally have a lower percentage of allocated allowance for loan losses.

SHARE REPURCHASE PROGRAM

On April 27, 2001, First Charter Corporation announced the authorization to repurchase up to 1 million shares of its common stock. As of September 30, 2001, First Charter has repurchased and retired a total of 507,000 shares under this authorization.

CONFERENCE CALL

First Charter executive management will be available via telephone conference to discuss the contents of this press release as well as to present growth and earnings estimates for the fourth quarter of 2001 on Wednesday, October 10, 2001 at 1:00 p.m. The following table outlines access information for the conference call and audio replay:

                              US/CANADA PARTICIPANTS      INTERNATIONAL PARTICIPANTS
-------------------------------------------------------------------------------------
LIVE CONFERENCE CALL               877-560-4952                  706-679-7347
-------------------------------------------------------------------------------------
INTERNET LIVE AND REPLAY       www.FirstCharter.com          www.FirstCharter.com
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                           "Shareholder Information"      "Shareholder Information"
                                    section                        section
-------------------------------------------------------------------------------------
AUDIO REPLAY                       800-642-1687                  706-645-9291
                                   ID # 1919280                  ID # 1919280

CORPORATE PROFILE

First Charter Corporation is a regional financial services company with assets of $3.35 billion and is the holding company for First Charter Bank. First Charter operates 52 financial centers, five insurance offices and 99 ATMs located in 17 counties throughout the western half of North Carolina. First Charter provides businesses and individuals with a broad range of financial services, including banking, financial planning, funds management, investments, insurance, mortgages and a full array of employee benefit programs. Additional information about First Charter can be found by visiting www.FirstCharter.com or by calling 800-601-8471. Common stock for First Charter is traded under the symbol "FCTR" on The NASDAQ National Market.

FORWARD LOOKING STATEMENTS

This news release contains forward looking statements with respect to the financial conditions and results of operations of First Charter Corporation. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) projected business increases in connection with the implementation of our business plan are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the company does business, are less favorable than expected;
(5) changes in the interest rate environment reduce interest margins and affect funding sources; (6) changes in market rates and prices may adversely affect the value of financial products; (7) legislation or regulatory requirements or changes adversely affect the businesses in which the company is engaged; and (8) decisions to change the business mix of the company. For further information and other factors which could affect the accuracy of forward looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.FirstCharter.com). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgments only as of the date hereof. The company undertakes no obligation to publicly revise those forward looking statements to reflect events and circumstances that arise after the date hereof.


                  (SELECTED FINANCIAL INFORMATION IS ATTACHED)

                                                                  (NASDAQ: FCTR)
FIRST CHARTER CORPORATION AND SUBSIDIARIES
QUARTERLY EARNINGS RELEASE


                                                              For the Three Months Ended     Increase (Decrease)
                                                             ---------------------------    --------------------
(Dollars in thousands, except per share data)                 09/30/2001      09/30/2000    Amount    Percentage
----------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
    Interest income - taxable equivalent                      $    55,115   $    55,215    $  (100)      (0.2)%
    Interest expense                                               27,826        28,065       (239)      (0.9)
                                                             ---------------------------------------------------
    Net interest income - taxable equivalent                       27,289        27,150        139        0.5
    Less:  Taxable equivalent adjustment                              466           476        (10)      (2.1)
                                                             ---------------------------------------------------
        Net interest income                                        26,823        26,674        149        0.6
    Provision for loan losses                                       1,325         2,200       (875)     (39.8)
                                                             ---------------------------------------------------
        Net interest income after provision for loan losses        25,498        24,474      1,024        4.2
    Noninterest income                                             10,356         7,686      2,670       34.7
    Noninterest expense                                            21,892        17,757      4,135       23.3
                                                             ---------------------------------------------------
    Income before income taxes                                     13,962        14,403       (441)       3.1
    Income taxes                                                    4,502         4,464         38        0.9
                                                             ---------------------------------------------------
        Net income                                            $     9,460   $     9,939    $  (479)       4.8 %
                                                             ===================================================

EARNINGS PER SHARE DATA
    Basic                                                     $      0.30   $      0.32    $ (0.02)      (6.3)%
    Diluted                                                          0.30          0.31      (0.01)      (3.2)
    Weighted average shares - basic                            31,314,550    31,503,251
    Weighted average shares - diluted                          31,545,721    31,646,483
    Dividends paid on common shares                           $      0.18   $      0.18    $    --         -- %
----------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS
    Return on average assets                                         1.18 %        1.43 %
    Return on average equity                                        11.72         13.31
    Efficiency - taxable equivalent(*)                              59.45         46.41
----------------------------------------------------------------------------------------------------------------


                                                              For the Three Months Ended
                                                             -----------------------------
                                                              09/30/2001      09/30/2000
                                                             -----------------------------
SCHEDULE OF OTHER ITEMS INCLUDED IN EARNINGS
    Noninterest income
        Fixed income portfolio restructuring losses                    --        (2,854)
        Equity investment write down                                   --          (571)
        Equity method income (loss)                                    73         4,106
        Gain on sale of properties                                    129           527
                                                             -----------------------------
    Total other items                                         $       202     $   1,208
                                                             =============================
    Other items, net of tax                                   $       138     $     825
                                                             =============================

----------------------------------------------------------------------------------------------------------------

Notes:  Applicable ratios are annualized.
        * - Noninterest expense divided by the sum of taxable equivalent net interest income plus noninterest income less gain on sale of securities.

                                                                  (NASDAQ: FCTR)
FIRST CHARTER CORPORATION AND SUBSIDIARIES
QUARTERLY EARNINGS RELEASE


                                                              For the Nine Months Ended      Increase (Decrease)
                                                             ---------------------------    --------------------
(Dollars in thousands, except per share data)                 09/30/2001      09/30/2000    Amount    Percentage
----------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
     Interest income - taxable equivalent                     $   165,552   $   161,026    $ 4,526        2.8 %
     Interest expense                                              85,560        78,863      6,697        8.5
                                                             ---------------------------------------------------
     Net interest income - taxable equivalent                      79,992        82,163     (2,171)      (2.6)
     Less:  Taxable equivalent adjustment                           1,442         1,407         35        2.5
                                                             ---------------------------------------------------
        Net interest income                                        78,550        80,756     (2,206)      (2.7)
     Provision for loan losses                                      3,265         5,540     (2,275)     (41.1)
                                                             ---------------------------------------------------
        Net interest income after provision for loan losses        75,285        75,216         69        0.1
     Noninterest income                                            27,590        22,875      4,715       20.6
     Noninterest expense                                           62,813        73,258    (10,445)     (14.3)
                                                             ---------------------------------------------------
     Income before income taxes                                    40,062        24,833     15,229       61.3
     Income taxes                                                  12,887         9,089      3,798       41.8
                                                             ---------------------------------------------------
        Net income                                            $    27,175   $    15,744    $11,431       72.6 %
                                                             ===================================================

----------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE DATA
     Basic                                                    $      0.86   $      0.50    $  0.36       72.0 %
     Diluted                                                         0.86          0.50       0.36       72.0
     Weighted average shares - basic                           31,575,452    31,384,049
     Weighted average shares - diluted                         31,760,942    31,544,011
     Dividends paid on common shares                          $      0.54   $      0.52    $  0.02        3.8 %
----------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS
     Return on average assets                                        1.19 %        0.77 %
     Return on average equity                                       11.43          7.06
     Efficiency - taxable equivalent(*)                             59.14         67.80
----------------------------------------------------------------------------------------------------------------




                                                               For the Nine Months Ended
                                                             -----------------------------
                                                              09/30/2001      09/30/2000
                                                             -----------------------------
SCHEDULE OF OTHER ITEMS INCLUDED IN EARNINGS
     Noninterest income
        Loss on sale of loans                                 $        --   $       (99)
        Fixed income portfolio restructuring losses                    --        (2,854)
        Equity investment write down                                 (144)       (1,370)
        Equity method income                                           82         4,552
        Gain on sale of properties                                    129           527
     Noninterest expense
        Restructuring charges and merger-related expenses              --       (16,250)
                                                             -----------------------------
     Total other items                                                 67       (15,494)
                                                             =============================
     Other items, net of tax                                           46       (11,770)
                                                             =============================

-------------------------------------------------------------------------------------------------------------

Notes:  Applicable ratios are annualized.
        * - Noninterest expense divided by the sum of taxable equivalent net interest income plus noninterest income less gain on sale of securities.

                                                                  (NASDAQ: FCTR)
FIRST CHARTER CORPORATION AND SUBSIDIARIES
QUARTERLY EARNINGS RELEASE

                                                       As of/For the Nine Months Ended          Increase (Decrease)
                                                       -------------------------------      ---------------------------
(Dollars in thousands, except per share data)             09/30/2001       09/30/2000         Amount        Percentage
-----------------------------------------------------------------------------------------------------------------------
BALANCE SHEET
    ASSETS:
    Cash and due from banks                              $     79,288     $     72,876    $      6,412             8.8 %
    Federal funds sold                                             --            1,020          (1,020)         (100.0)
    Interest earning bank deposits                              3,194            5,461          (2,267)          (41.5)
    Securities available for sale                           1,134,374          474,077         660,297           139.3
    Loans
      Commercial                                            1,137,570        1,094,170          43,400             4.0
      Real estate                                             511,357          741,479        (230,122)          (31.0)
      Home equity                                             212,763          169,622          43,141            25.4
      Installment                                             125,707          106,157          19,550            18.4
                                                       ----------------------------------------------------------------
      Total loans                                           1,987,397        2,111,428        (124,031)           (5.9)
      Less: Unearned income                                      (227)            (284)             57           (20.1)
            Allowance for loan losses                         (28,221)         (27,861)           (360)            1.3
                                                       ----------------------------------------------------------------
      Loans, net                                            1,958,949        2,083,283        (124,334)           (6.0)
                                                       ----------------------------------------------------------------
    Other assets                                              173,065          151,238          21,827            14.4
                                                       ----------------------------------------------------------------
      Total assets                                       $  3,348,870     $  2,787,955    $    560,915            20.1 %
                                                       ================================================================

    LIABILITIES AND SHAREHOLDERS' EQUITY:
    Deposits
      Noninterest-bearing deposits                       $    262,331     $    279,765    $    (17,434)           (6.2)%
      Interest checking and savings                           370,120          357,739          12,381             3.5
      Money market deposits                                   274,697          223,508          51,189            22.9
      Time deposits                                         1,256,651        1,061,428         195,223            18.4
                                                       ----------------------------------------------------------------
        Total deposits                                      2,163,799        1,922,440         241,359            12.6
    Other borrowings                                          806,141          519,762         286,379            55.1
    Other liabilities                                          51,357           46,703           4,654            10.0
                                                       ----------------------------------------------------------------
      Total liabilities                                     3,021,297        2,488,905         532,392            21.4
                                                       ----------------------------------------------------------------
      Total shareholders' equity                              327,573          299,050          28,523             9.5
                                                       ----------------------------------------------------------------
      Total liabilities and shareholders' equity         $  3,348,870     $  2,787,955    $    560,915            20.1 %
                                                       ================================================================

-----------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
    Loans                                                $  1,994,709     $  2,055,665    $    (60,956)           (3.0)%
    Securities                                                835,458          496,767         338,691            68.2
    Interest earning assets                                 2,839,531        2,560,034         279,497            10.9
    Assets                                                  3,057,129        2,742,940         314,189            11.5
    Deposits                                                2,057,337        1,849,935         207,402            11.2
    Interest bearing liabilities                            2,446,528        2,160,051         286,477            13.3
    Shareholders' equity                                      317,790          298,058          19,732             6.6
-----------------------------------------------------------------------------------------------------------------------

                                                                   As of/For the Quarter Ended
                                        -------------------------------------------------------------------------------
                                         09/30/2001       06/30/2001       03/31/2001      12,31/2000       09/30/2000
                                        -------------------------------------------------------------------------------
MISCELLANEOUS INFORMATION
    Common stock prices (daily close)
      High                              $    18.4500     $    18.7500     $    16.0000    $    15.7500    $    16.8750
      Low                                    15.4600          15.1250          13.4380         13.0000         13.6250
      End of period                          16.3500          18.7500          15.5625         14.8750         14.4375
    Book Value                                 10.49            10.22            10.06            9.79            9.49
    Market Capitalization                510,503,408      594,775,763      493,491,824     470,068,787     455,079,197
    Weighted average shares - basic       31,314,550       31,719,241       31,696,764      31,588,105      31,503,251
    Weighted average shares - diluted     31,545,721       31,906,705       31,833,564      31,688,490      31,646,483
    End of period shares outstanding      31,223,450       31,721,374       31,710,318      31,601,263      31,520,637
-----------------------------------------------------------------------------------------------------------------------

                                                                  (NASDAQ: FCTR)
FIRST CHARTER CORPORATION AND SUBSIDIARIES
QUARTERLY EARNINGS RELEASE

                                                                                As of/For the Quarter Ended
                                                          ----------------------------------------------------------------
(Dollars in thousands, except per share data)                09/30/2001   06/30/2001  03/31/2001   12/31/2000   09/30/2000
--------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
     INTEREST INCOME - TAXABLE EQUIVALENT
     Interest and fees on loans                                 $39,155    $ 40,609     $ 43,931     $ 48,622     $ 47,113
     Interest on securities                                      15,898      15,165       10,449        8,260        8,036
     Other interest income                                           62          96          187          114           66
                                                          ----------------------------------------------------------------
       Total interest income - taxable equivalent                55,115      55,870       54,567       56,995       55,215
                                                          ----------------------------------------------------------------
     INTEREST EXPENSE
     Interest on deposits                                        19,704      20,638       21,129       21,537       19,461
     Other interest expense                                       8,122       8,405        7,562        7,914        8,604
                                                          ----------------------------------------------------------------
       Total interest expense                                    27,826      29,043       28,691       29,451       28,065
                                                          ----------------------------------------------------------------
     Net interest income - taxable equivalent                    27,289      26,827       25,876       27,544       27,150
     Less:  Taxable equivalent adjustment                           466         479          497          471          476
                                                          ----------------------------------------------------------------
       NET INTEREST INCOME                                       26,823      26,348       25,379       27,073       26,674
     Provision for loan losses                                    1,325       1,190          750        2,075        2,200
                                                          ----------------------------------------------------------------
       NET INTEREST INCOME AFTER PROVISION FOR
          LOAN LOSSES                                            25,498      25,158       24,629       24,998       24,474
                                                          ----------------------------------------------------------------
     NONINTEREST INCOME
     Service charges on deposit accounts                          3,465       3,383        2,918        2,835        2,710
     Financial management income                                    569         640          775          609          832
     Gain (loss) on sale of securities                              824         282          267       (1,290)      (3,425)
     Income (loss) from equity method investees                      73        (102)         111           28        4,106
     Mortgage loan fees                                             662         749          509          348          300
     Brokerage services income                                      476         520          394          421          380
     Insurance services income                                    1,959       1,865        1,991        1,613        1,636
     Trading gains (losses)                                         729         333           --           --           --
     Other noninterest income                                     1,599       1,144        1,455        3,227        1,147
                                                          ----------------------------------------------------------------
       Total noninterest income                                  10,356       8,814        8,420        7,791        7,686
                                                          ----------------------------------------------------------------
     NONINTEREST EXPENSE
     Salaries and employee benefits                              11,206      10,659       10,353       10,361        9,521
     Occupancy and equipment                                      3,434       3,799        3,570        3,191        2,898
     Data processing                                                806         759          596          287          318
     Marketing                                                      593         552          643        1,504          715
     Postage and supplies                                         1,340       1,136        1,189        1,033        1,251
     Professional services                                        1,614       1,418        1,164          940        1,267
     Telephone                                                      431         347          291          361          396
     Other noninterest expense                                    2,468       2,208        2,237        1,792        1,391
                                                          ----------------------------------------------------------------
       Total noninterest expense                                 21,892      20,878       20,043       19,469       17,757
                                                          ----------------------------------------------------------------
     Income before taxes                                         13,962      13,094       13,006       13,320       14,403
     Income taxes                                                 4,502       4,223        4,162        4,223        4,464
                                                          ----------------------------------------------------------------
       NET INCOME                                               $ 9,460    $  8,871     $  8,844     $  9,097     $  9,939
                                                          ================================================================

--------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE DATA
     Basic                                                      $  0.30    $   0.28     $   0.28     $   0.29     $   0.32
     Diluted                                                       0.30        0.28         0.28         0.29         0.31
     Dividends paid on common shares                               0.18        0.18         0.18         0.18         0.18
--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS
     Return on average assets                                      1.18%       1.15%        1.24%        1.28%        1.43%
     Return on average equity                                     11.72       11.12        11.46        11.87        13.31
     Efficiency - taxable equivalent(*)                           59.45       59.05        58.90        53.16        46.41
     Noninterest income as a percentage of total income           27.85       25.07        24.91        22.35        22.37
     Equity as a percentage of total assets                        9.78       10.33        10.35        10.55        10.73
     Average earning assets as a percentage of average assets     92.86       93.00        92.78        93.00        92.99
     Average loans as a percentage of average deposits            92.38       95.50       103.56       108.89       112.18
--------------------------------------------------------------------------------------------------------------------------


                                                                                As of/For the Quarter Ended
                                                          ------------------------------------------------------------------
(Dollars in thousands, except per share data)                 09/30/2001   06/30/2001   03/31/2001   12/31/2000   09/30/2000
----------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF OTHER ITEMS INCLUDED IN EARNINGS
     Noninterest income
       Fixed income portfolio restructuring losses                   --          --           --       (1,059)      (2,854)
       Equity investment write down                                  --          --         (144)        (231)        (571)
       Equity method income (loss)                                   73        (102)         111           28        4,106
       Gain on sale of properties                                   129          --           --        2,261          527
     Noninterest expense
       Charitable trust                                              --          --           --       (1,000)          --
                                                          ----------------------------------------------------------------
     Total other items                                          $   202    $   (102)    $    (33)    $     (1)    $  1,208
                                                          ================================================================
     Other items, net of tax                                    $   138    $    (70)    $    (22)    $     --     $    825
                                                          ================================================================

Notes:  Applicable ratios are annualized.
        * - Noninterest expense divided by the sum of taxable equivalent net interest income plus noninterest income less gain on sale of securities.

                                                                  (NASDAQ: FCTR)
FIRST CHARTER CORPORATION AND SUBSIDIARIES
QUARTERLY EARNINGS RELEASE

                                                                      As of/For the Quarter Ended
                                                --------------------------------------------------------------------------
(Dollars in thousands, except per share data)     09/30/2001    06/30/2001     03/31/2001     12/31/2000    09/30/2000
--------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET
ASSETS:
Cash and due from banks                          $    79,288    $    75,696   $    67,770    $    71,196    $    72,876
Federal funds sold                                        --            902         1,233          1,015          1,020
Interest earning bank deposits                         3,194          4,439         6,298        122,461          5,461
Securities available for sale                      1,134,374        939,993       876,421        441,031        474,077
Loans
    Commercial                                     1,137,570      1,089,482     1,112,121      1,126,569      1,094,170
    Real estate                                      511,357        572,004       579,869        743,010        741,479
    Home equity                                      212,763        200,537       188,016        179,028        169,622
    Installment                                      125,707        107,864       106,760        109,015        106,157
                                                --------------------------------------------------------------------------
      Total loans                                  1,987,397      1,969,887     1,986,766      2,157,622      2,111,428
    Less: Unearned income                               (227)          (222)         (281)          (215)          (284)
          Allowance for loan losses                  (28,221)       (28,049)      (28,049)       (28,447)       (27,861)
                                                --------------------------------------------------------------------------
    Loans, net                                     1,958,949      1,941,616     1,958,436      2,128,960      2,083,283
                                                --------------------------------------------------------------------------
Other assets                                         173,065        176,343       171,105        167,536        151,238
                                                --------------------------------------------------------------------------
    Total assets                                 $ 3,348,870    $ 3,138,989   $ 3,081,263    $ 2,932,199    $ 2,787,955
                                                ==========================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY:
Deposits
    Noninterest-bearing deposits                 $   262,331    $   257,443   $   248,212    $   242,983    $   279,765
    Interest checking and savings                    370,120        369,995       369,718        377,057        357,739
    Money market deposits                            274,697        262,903       251,547        244,343        223,508
    Time deposits                                  1,256,651      1,228,686     1,142,610      1,133,851      1,061,428
                                                --------------------------------------------------------------------------
      Total deposits                               2,163,799      2,119,027     2,012,087      1,998,234      1,922,440
Other borrowings                                     806,141        643,483       696,134        570,024        519,762
Other liabilities                                     51,357         52,375        54,063         54,654         46,703
                                                --------------------------------------------------------------------------
    Total liabilities                              3,021,297      2,814,885     2,762,284      2,622,912      2,488,905
                                                --------------------------------------------------------------------------
    Total shareholders' equity                       327,573        324,104       318,979        309,287        299,050
                                                --------------------------------------------------------------------------
    Total liabilities and shareholders' equity   $ 3,348,870    $ 3,138,989   $ 3,081,263    $ 2,932,199    $ 2,787,955
                                                ==========================================================================

--------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
    Loans                                        $ 1,973,373    $ 1,968,304   $ 2,043,217    $ 2,133,452    $ 2,099,692
    Securities                                       977,176        904,758       620,522        484,098        475,630
    Interest earning assets                        2,957,440      2,881,629     2,676,436      2,628,331      2,578,374
    Assets                                         3,184,788      3,098,598     2,884,703      2,826,068      2,772,859
    Deposits                                       2,136,217      2,060,997     1,973,002      1,959,300      1,871,707
    Interest bearing liabilities                   2,565,744      2,484,604     2,286,163      2,233,820      2,192,605
    Shareholders' equity                             320,242        319,968       313,081        304,770        297,122
--------------------------------------------------------------------------------------------------------------------------

                                                                  (NASDAQ: FCTR)
FIRST CHARTER CORPORATION AND SUBSIDIARIES
QUARTERLY EARNINGS RELEASE

                                                                           As of/For the Quarter Ended
                                                      -----------------------------------------------------------------------
(Dollars in thousands, except per share data)            09/30/2001   06/30/2001     03/31/2001   12/31/2000     09/30/2000
-----------------------------------------------------------------------------------------------------------------------------
ASSET QUALITY ANALYSIS
    ALLOWANCE FOR LOAN LOSSES
        Beginning balance                                  $ 28,049     $ 28,049     $   28,447   $   27,861     $   26,700
        Provision for loan losses                             1,325        1,190            750        2,075          2,200
        Allowance related to loans securitized                   --           --           (417)          --             --
        Charge-offs                                          (1,372)      (1,365)          (950)      (1,643)        (1,440)
        Recoveries                                              219          175            219          154            401
                                                      -----------------------------------------------------------------------
          Net charge-offs                                    (1,153)      (1,190)          (731)      (1,489)        (1,039)
                                                      -----------------------------------------------------------------------
        Ending balance                                     $ 28,221     $ 28,049     $   28,049   $   28,447     $   27,861
                                                      =======================================================================
    NONPERFORMING ASSETS AND LOANS 90 DAYS
        OR MORE PAST DUE ACCRUING INTEREST
        Nonaccrual loans                                   $ 26,502     $ 28,605     $   28,384   $   26,587     $   26,281
        Other real estate                                     3,067        3,454          2,207        2,989          1,908
                                                      -----------------------------------------------------------------------
          Total nonperforming assets                         29,569       32,059         30,591       29,576         28,189
                                                      -----------------------------------------------------------------------
        Loans 90 days or more past due accruing interest        114          199            154          430            716
                                                      -----------------------------------------------------------------------
          TOTAL                                            $ 29,683     $ 32,258     $   30,745   $   30,006     $   28,905
                                                      =======================================================================
    ASSET QUALITY RATIOS
        Nonaccrual loans as a percentage of
          total loans                                          1.33%        1.45%          1.43%        1.23%          1.24%
        Nonperforming assets as a percentage of
          total assets                                         0.88         1.02           0.99         1.01           1.01
        Nonperforming assets as a percentage of
          total loans and other real estate                    1.49         1.62           1.54         1.37           1.33
        Net charge-offs as a percentage of
          average loans (annualized)                           0.23         0.24           0.15         0.28           0.20
        Allowance for loan losses as a
          percentage of loans                                  1.42         1.42           1.41         1.32           1.32
        Ratio of allowance for loan losses to:
          Net charge-offs                                      6.17X        5.88x          9.46x        4.80x          6.74x
          Nonaccrual loans                                     1.06         0.98           0.99         1.07           1.06
---------------------------------------------------------------------------------------------------------------------------


                                                                           As of/For the
                                                                         Nine Months Ended           Increase (Decrease)
                                                                   ----------------------------   --------------------------
                                                                      09/30/2001    09/30/2000      Amount        Percentage
----------------------------------------------------------------------------------------------------------------------------
    ALLOWANCE FOR LOAN LOSSES
        Beginning balance                                               $ 28,447     $   25,002   $    3,445           13.8%
        Provision for loan losses                                          3,265          5,540       (2,275)         (41.1)
        Allowance related to loans sold and securitized                     (417)          (113)        (304)         269.0
        Charge-offs                                                       (3,687)        (3,420)        (267)           7.8
        Recoveries                                                           613            852         (239)         (28.1)
                                                                    -------------------------------------------------------
          Net charge-offs                                                 (3,074)        (2,568)        (506)          19.7
                                                                    -------------------------------------------------------
        Ending balance                                                  $ 28,221     $   27,861   $      360            1.3%
                                                                    =======================================================
    ASSET QUALITY RATIOS
        Net charge-offs as a percentage of
          average loans (annualized)                                        0.21%          0.17%
        Ratio of allowance for loan losses to
          net charge-offs                                                   6.87X          8.12x
---------------------------------------------------------------------------------------------------------------------------

                                                                             For the Quarter Ended
                                                      -----------------------------------------------------------------------
                                                           09/30/2001   06/30/2001     03/31/2001   12/31/2000     09/30/2000
-----------------------------------------------------------------------------------------------------------------------------
ANNUALIZED INTEREST YIELDS/RATES(*)
    INTEREST INCOME:
        Yield on loans                                         7.87%        8.28%          8.72%        9.07%          8.93%
        Yield on securities                                    6.51         6.70           6.74         6.79           6.72
                                                    -----------------------------------------------------------------------
        Yield on interest earning assets                       7.41         7.77           8.25         8.63           8.52
                                                    -----------------------------------------------------------------------
    INTEREST EXPENSE:
        Cost of interest bearing deposits                      4.15         4.56           4.94         5.01           4.75
        Cost of borrowings                                     4.72         5.03           5.57         6.03           6.08
                                                    -----------------------------------------------------------------------
        Cost of interest bearing liabilities                   4.30         4.69           5.09         5.24           5.09
                                                    -----------------------------------------------------------------------
    Interest rate spread                                       3.11         3.08           3.16         3.39           3.43
                                                    -----------------------------------------------------------------------
    Net yield on earning assets                                3.68%        3.73%          3.90%        4.17%          4.19%
                                                    =======================================================================

---------------------------------------------------------------------------------------------------------------------------

Notes:  Applicable ratios are annualized.
        * - Fully taxable equivalent yields.